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                                                                      EXHIBIT 99


                               APCO ARGENTINA INC.


July 3, 2002

Contact: Thomas Bueno
         (918)-573-2164


                APCO ARGENTINA INC. ANNOUNCES CHANGE OF AUDITORS

TULSA, Okla. Apco Argentina Inc. has advised Arthur Andersen LLP that it will no longer engage the firm as its independent auditors beginning with the quarter ended June 30, 2002. The Company has chosen Ernst & Young LLP to serve as its new independent auditors effective the same quarter.

Apco Argentina is engaged in joint ventures in oil and gas exploration, development, and production in Argentina.